EXHIBIT 10.20
DEFERRAL ELECTION FORM

On this December ___, 2021, the undersigned, ____________________________, does hereby irrevocably elect to defer the receipt of the Compensation set forth in Exhibit A (the “Deferred Compensation”) from AppFolio, Inc., a Delaware corporation (the “Company”), until the “Deferred Payment Date” set forth in Exhibit A, pursuant to the Nonemployee Director Deferred Compensation Plan of the Company (the “Deferred Plan”), which, but for this election, would be received by the undersigned during the year ending December 31, 2022. Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Deferral Plan.
By executing this election form, the undersigned acknowledges and agrees that the receipt of the Deferred Compensation, along with any and all amounts payable in respect of the Deferred Compensation pursuant to the Deferred Plan, shall be deferred pursuant to the Deferred Plan until the Deferred Payment Date set forth above or, if sooner, the date of payment as determined under the Deferred Plan (the “Deferral Period”). The undersigned acknowledges that the delivery of the Deferred Compensation and any rights to transfer or otherwise assign or alienate the Deferred Compensation shall be deferred at least until the end of the Deferral Period, except as explicitly set forth in the Deferred Plan.
The undersigned does hereby acknowledge that the deferral election made on this Deferral Election Form is irrevocable, and such deferral election will be governed by the terms and conditions of the Deferred Plan.
ACKNOWLEDGED AND ACCEPTED:
DIRECTOR                        COMPANY

                            APPFOLIO, INC.
Print Name

                            By:
Signature                        Name:
Title:

EXHIBIT 10.20
Exhibit A

Deferred Compensation

Type of Deferred Compensation	Amount of Deferred Compensation	Deferred Payment Date
☐ Cash Compensation ☐ Convert Cash Compensation into Converted Restricted Stock Units	[Choose and complete only one of the following.] ☐ $__________ ☐ __________ % ☐ For the following quarter(s): ☐ January 1 – March 31 ☐ April 1 – June 30 ☐ July 1 – September 30 ☐ October 1 – December 31
[Choose and complete only one of the following.]

☐ Specified Payment Date
☐ A lump sum on this date: __________
☐ Equal installments per fixed schedule over __________ [Not to exceed 15] year(s) beginning on date: __________
☐ Monthly
☐ Quarterly
☐ Annually

☐ Separation from Service

☐ First to Occur of Specified Payment Date or Separation from Service [Also Complete Specified Payment Date section above.]

☐ Stock Compensation
[Choose and complete only one of the following.]

☐ __________ Shares under the following Award: __________________________

☐ __________ %

☐ For the following quarter(s):
☐ January 1 – March 31
☐ April 1 – June 30
☐ July 1 – September 30
☐ October 1 – December 31

[Choose and complete only one of the following.]

☐ Specified Payment Date
☐ A lump sum on this date: __________
☐ Equal installments per fixed schedule over __________ [Not to exceed 15] year(s) beginning on date: __________
☐ Monthly
☐ Quarterly
☐ Annually

☐ Separation from Service

☐ First to Occur of Specified Payment Date or Separation from Service [Also Complete Specified Payment Date section above.]

Initials:
AppFolio, Inc.: _____
Participant: _____